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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  OCTOBER 11, 2004
              Date of earliest event reported:  SEPTEMBER 22, 2004

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                               R-TEC HOLDING, INC.
             (Exact name of registrant as specified in its charter)

               IDAHO                  0-30463                82-0515707
   (State of Incorporation)   (Commission File Number)     (IRS Employer
                                                         Identification No.)


                             287 N. MAPLE GROVE RD.
                               BOISE, IDAHO 83704
               (Address of principal executive offices) (Zip Code)

                                 (208) 887-0953
              (Registrant's telephone number, including area code)

                             1471 E. COMMERCIAL AVE.
                              MERIDIAN, IDAHO 83642
             (Former name or address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02(C) APPOINTMENT OF OFFICER

     In conjunction with the pending change of control of the Registrant, on October 1, 2004 the Registrant announced that the transaction ratified by shareholders at the June 15th Special Shareholder's Meeting has been executed, and closing on that transaction is pending the completion of due diligence. In accordance with the purchase investment agreement, Faris McMullin was appointed President, Chief Executive Officer and Chairman of the Board. This appointment allows Faris McMullin to replace Michael T. Montgomery who was the interim President and Chief Executive Officer. Mr. Montgomery will continue with the Company as the Chief Operating Officer.

     Upon closing of the pending transaction, Faris McMullin will acquire the effective controlling interest in R-Tec Holding, Inc. Mr. McMullin is a Boise based serial entrepreneur and inventor who had been serving as a consultant to the Company for several months. Mr. McMullin holds 32 patents, with several more in process. He also owns ConectL Corporation a maker of connectivity products, and has co-founded several other companies.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibit No.  Description
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          99 Press Release, dated October 1, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 11, 2004

                                         R-TEC HOLDING, INC.


                                         By:  /s/  Faris McMullin
                                            ------------------------------
                                               Faris McMullin
                                               Chief Executive Officer and
                                               Chairman of the Board


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                                  EXHIBIT INDEX

(C)

EXHIBIT  NO.               DESCRIPTION
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Ex. 99.doc                 Press Release



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